UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2012

Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222 (Address of principal executive offices) (Zip Code)

(502) 636-4400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Churchill Downs Incorporated (the "Company") is filing this Amendment No. 1 to the Company's Current Report on Form 8-K filed on November 5, 2012 announcing the results of operations and financial condition for the third quarter ended September 30, 2012. The Company is amending Item 9.01(d) Exhibit 99.1 Press Release dated November 5, 2012 to correct certain financial information within the financial tables to the press release. All other disclosures of the Original 8-K remain unchanged.
This Amendment No. 1 to the Company’s Current Report on Form 8-K filed on November 5, 2012 does not reflect events occurring after the filing of the original Current Report on Form 8-K filed on November 5, 2012 or modify or update those disclosures affected by subsequent events. No other modifications or changes have been made to the Company’s Current Report on Form 8-K filed on November 5, 2012 as originally filed or to the exhibits filed therewith.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 5, 2012 issued by Churchill Downs Incorporated.

Exhibit No.	Description

Exhibit 99.1	Press Release dated November 5, 2012 issued by Churchill Downs Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

November 6, 2012	/s/ William E. Mudd___________________ By: William E. Mudd Title: Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)